Exhibit 99.7a

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”), dated as of September 1, 2007 among Morgan Stanley Mortgage Capital Holdings LLC, successor by merger to Morgan Stanley Mortgage Capital Inc. (“MSMCH” or the “Purchaser”), GMAC Mortgage, LLC, a Delaware limited liability company, as successor by merger to GMAC Mortgage Corporation (“Servicer”), and LaSalle Bank National Association (“LaSalle”), as trustee (“Trustee”) of Morgan Stanley Mortgage Loan Trust 2007-13 (the “Trust”) and acknowledged by Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Morgan Stanley Capital I Inc. (the “Depositor”).

WHEREAS, the Purchaser is the owner of various mortgage loans, including the mortgage loans identified on Schedule 1 hereto (the “Specified Mortgage Loans”);

WHEREAS, the Servicer and the Morgan Stanley Mortgage Capital Inc. are parties to a First Amended and Restated Servicing Agreement, dated as of January 1, 2006 (the “the Servicing Agreement”), pursuant to which the Servicer has agreed to service the Specified Mortgage Loans on behalf of the Purchaser as “Owner” (as such term is defined in the Servicing Agreement);

WHEREAS, in connection with the servicing of the Mortgage Loans hereunder, the Seller agrees that, from and after the date hereof, each Mortgage Loan serviced hereunder will be subject to the Servicing Agreement;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.	Assignment and Assumption

The Purchaser, as Owner, is the owner of all of the rights, title and interest of the rights (the “Servicing Rights”), in, to and under the Servicing Agreement as it relates to the servicing of the Specified Mortgage Loans.  Pursuant to this Assignment, the Purchaser hereby grants, transfers and assigns (i) its rights and obligations, as “Owner” under the Servicing Agreement with respect to the Specified Mortgage Loans other than the Servicing Rights which the Owner explicitly retains and (ii) any rights granted to the Purchaser as Owner under the Servicing Agreement to the Depositor (the “First Assignment and Assumption”), and the Depositor hereby acknowledges the First Assignment and Assumption. Immediately after giving effect to the First Assignment and Assumption, the Depositor hereby grants, transfers and assigns its rights and obligations in and under the First Assignment and Assumption to the Trustee, on behalf of the Trust, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the “Second Assignment and Assumption”).

The Servicer hereby acknowledges each of the First Assignment and Assumption and the Second Assignment and Assumption.

For the purposes of this Assignment and the Servicing Agreement, Schedule 1 hereto shall constitute a “Mortgage Loan Schedule” as such term is defined in the Servicing Agreement, and the assignment set forth herein shall constitute a “Reconstitution” (as such term is defined in the Servicing Agreement).

2.	Recognition of Trustee

The parties confirm that this Assignment includes the rights relating to amendments or waivers under the Servicing Agreement.  Accordingly, the right of MSMCH, as Owner, to consent to any amendment of the Servicing Agreement and its rights concerning waivers as set forth in Section 16 of the Servicing Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Servicing Agreement with respect thereto (other than the servicing of the Specified Mortgage Loans, which shall be enforced by the Master Servicer) by the Trustee on behalf of the Trust as the successor to the Purchaser in its capacity as Owner under the Servicing Agreement.

It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement dated as of September 1, 2007 among the Depositor, Wells Fargo Bank, National Association, as securities administrator and master servicer, and the Trustee (the “Pooling and Servicing Agreement”), (ii) each of the representations, undertakings and agreements herein made on the part of the Trust as assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein and (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the Trust as assignee shall be had solely to the assets of the Trust.

3.	Representations and Warranties

(a)           The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Servicer or MSMCH other than those contained in the Servicing Agreement or this Assignment.

(b)           Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(c)           Each of the Depositor, the Purchaser and the Servicer represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(d)           The Servicer hereby warrants and represents to, and covenants with, the Purchaser and the Trustee that each of the representations and warranties set forth in Section 6.01, other than the representations and warranties set forth in Sections 6.01(a) and 6.01(c) of the Servicing Agreement are true and correct with respect to the Servicer.  In addition, the Servicer hereby warrants and represents to, and covenants with, the Purchaser and the Trustee that (i) the Servicer is duly organized, validly existing and in good standing as a limited liability company under the laws of the state of Delaware and the Servicer is duly licensed and qualified in all states which such licensing or qualification is required to conduct its business or perform its obligations hereunder and the services and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loan in accordance with the terms of the Servicing Agreement as modified by this Assignment, and (ii) the execution and delivery of this Agreement by the Servicer and the performance of and compliance with the terms of this Agreement will not violate the Servicer’s organizational documents or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or its assets.

(e)           The Servicer hereby agrees that, for so long as the Trust is reporting under the Exchange Act, its obligations under Sections 31.04 and 31.05 of the Servicing Agreement, as modified by this Assignment, shall survive the termination and removal of the Servicer as servicer of the Specified Mortgage Loans in the Trust and continue to apply for each calendar year during which the Servicer services the Specified Mortgage Loans.

4.           The Servicer hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Servicing Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Servicing Agreement as provided thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement, the right to examine the books and records of the Servicer and the right to exercise certain rights of consent and approval granted to the Purchaser under the Servicing Agreement.

In accordance with the Second Assignment and Assumption, the Trustee, as Owner, hereby directs the Servicer to make all distributions under the Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

Wells Fargo Bank, National Association
ABA Number:                                121-000-248
Account Name:  Corporate Trust Clearing
Account number:  3970771416
For further credit to:  53179400, MSM 2007-13

In accordance with the Second Assignment and Assumption, the Trustee, as Owner, hereby directs the Servicer to deliver all reports required to be delivered under the Servicing Agreement to the Master Servicer at the following address:

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Client Manager, MSM 2007-13
Office Number:  (410) 884-2000
Telecopier: (410) 715-2380

5.	Amendments to Servicing Agreement.

(a)           The following definitions in Section 1 are revised as follows with respect to the Specified Mortgage Loans:

a.           “Eligible Account” shall have the meaning set forth in the Pooling and Servicing Agreement.

b.           “Eligible Investments” shall have the meaning of Permitted Investments set forth in the Pooling and Servicing Agreement.

c.           “Reg AB Indemnified Party”:  each Party described in the first sentence of Section 31.07(a) of the Servicing Agreement.

d.           “Remittance Date”  shall mean no later than 1:00 p.m., New York time, on the 18th day of each month, or if such 18th day is not a Business Day, the first Business Day immediately following such 18th day.

(b)           Solely with respect to the Specified Mortgage Loans, the words “; provided, however,” to and including the end of the penultimate sentence of paragraph (a) of Section 3.01 are hereby deleted.

(c)           Solely with respect to the Specified Mortgage Loans, the following sentence is inserted as the last sentence of the second paragraph of Section 3.08 of the Servicing Agreement, "All Eligible Investments must mature no later than the Remittance Date on which the amounts invested in such Eligible Investments must be remitted to the Master Servicer on behalf of the Owner (the Trust)."

(d)           Solely with respect to the Specified Mortgage Loans, Section 3.04(ix) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

“(ix)        with respect to each Principal Prepayment, the Prepayment Interest Shortfall Amount, if any, for the month of distribution.  Such deposit shall be made from the Servicer’s own funds in an amount up to the Compensating Interest for the related month of distribution; and”

(e)           Solely with respect to the Specified Mortgage Loans, the following paragraph is hereby incorporated into the Servicing Agreement as new Section 3.19:

“3.19       Fair Credit Reporting Act

The Servicer, in its capacity as servicer for each Mortgage Loan, agrees to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Servicer (three of the credit repositories), on a monthly basis.”

(f)           Solely with respect to the Specified Mortgage Loans, the following deletions are hereby made to the fourth paragraph of Section 4.01:

a.           the words “following the Business Day” are hereby deleted from the first sentence and

b.           the word “second” is hereby deleted from the second sentence.

(g)           Solely with respect to the Specified Mortgage Loans, the first sentence of Section 5.04 is amended by adding the words “(with a copy to the Master Servicer)” after the word “Owner” and by replacing “2006” with “2008”.

(h)           Solely with respect to the Specified Mortgage Loans, the first sentence of Section 5.05 is amended by replacing “2006” with “2008”.

(i)            Solely with respect to the Specified Mortgage Loans, Section 7.02 is hereby amended by deleting each appearance of the word “corporation” and (i) in the first paragraph thereof, replacing it with the words “limited liability company,” and (ii) in the second paragraph thereof, replacing it with the word “Person.”

(j)            Solely with respect to the Specified Mortgage Loans, Section 8.01(b) is hereby amended and restated as follows:

“(b)         failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement (including but not limited to breach by Servicer of any one or more of the representations, warranties and covenants of the Servicer as set forth in Section 6.01 above) which continues uncured for a period of thirty (30) days (except that (x) such number of days shall be fifteen (15) days in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement and (y) such number of days shall be fourteen (14) calendar days with respect to the reports required under Sections 31.04 and 31.05 and the last paragraph of Section 25) after the earlier of the date on which (i) written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner, or (ii) Servicer first becomes aware of such failure.”

(k)           Solely with respect to the Specified Mortgage Loans, Section 20(a) of the Servicing Agreement is hereby amended to add the Master Servicer as an “Indemnified Party” in accordance with such Section.

(l)            Solely with respect to the Specified Mortgage Loans, the following is added to the end of Section 22(a):

“or as necessary to provide the reports required by Section 4.05 of the Pooling and Servicing Agreement.”

(m)          Solely with respect to the Specified Mortgage Loans, Section 31.03(d) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

“For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) promptly notify the Purchaser, any Master Servicer and any Depositor in writing of (A) any litigation or governmental proceedings pending against the Servicer, any Subservicer that would be material to securityholders, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer, any Subservicer and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, but only to the extent that such affiliations or relationships do not include the Purchaser, Depositor or any of their respective affiliates as a party, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Servicer and (E) the Servicer’s entry into an agreement with a Subcontractor to perform or assist the Servicer with the performance of any of the Servicer’s obligations under this Agreement or any Reconstitution Agreement, and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.”

(n)           Solely with respect to the Specified Mortgage Loans, Section 31.03 (f) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

“In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten (10) days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

(i)        any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

(ii)       material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

(iii)      information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

(o)           Solely with respect to the Specified Mortgage Loans, the following is inserted as 31.03 (g) of the Servicing Agreement:

“The Servicer shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer’s performance hereunder.”

(p)           Solely with respect to the Specified Mortgage Loans, Section 31.04 is hereby amended and restated in its entirety as follows:

“On or before March 1 of each calendar year, commencing in 2008, the Servicer shall deliver to the Owner and any Depositor a statement of compliance addressed to the Owner and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all of its obligations under this

Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

“In the event that the Servicer fails to timely comply with this Section 31.04, the Depositor shall use its commercially reasonable efforts to obtain written statements or assurances from the Commission, that such failure to provide the required statement of compliance on a timely basis, and a one time additional failure by the Servicer to comply with this Section 31.04, will not result in any adverse effect on the Depositor or its affiliates with respect to any Shelf Registration on Form S-3 of the Depositor or any of its affiliates.  Any costs or expenses incurred by the Depositor or the Master Servicer in obtaining such statement or assurances from the Commission shall be reimbursed to the Depositor by the Servicer.  In the event that the Depositor is unable to receive any such assurances from the Commission after the use of such commercially reasonable efforts of the related year, such failure by the Servicer to comply with this Section 31.04 shall be deemed an Event of Default, automatically  at such time, without notice and without any cure period, and Depositor may, in addition to whatever rights the Depositor may have under Section 20 of the Servicing Agreement and at law or equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same, as provided in Section 9 of the Servicing Agreement. Such termination shall be considered with cause pursuant to Section 9.01 of the Servicing Agreement.  This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.”

(q)           Solely with respect to the Specified Mortgage Loans, Section 31.05(a)(iv) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

“deliver, and cause each Subservicer and Subcontractor described in clause (iii) above to deliver, to the Purchaser, the Master Servicer, any Depositor and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by an appropriate officer of the Servicer, in the form attached hereto as Exhibit I.  In addition to providing the Sarbanes Certification, the Servicer shall also cooperate with the Depositor and provide such additional information as the Depositor may reasonably request with respect thereto.”

(r)           Solely with respect to the Specified Mortgage Loans, the third sentence of Section 31.06(a) is amended to require the Servicer to cause any Subservicer or Subcontractor to comply with all of the following Sections of the Servicing Agreement:  Section 31.02, Section 31.03(c), (e), (f) and (g), Section 31.04, Section 31.05, Section 31.06(a) and Section 31.07.

(s)           Solely with respect to the Specified Mortgage Loans, the last sentence of the second paragraph of Section 31.06(b) is amended to require the Servicer to cause any Subservicer or Subcontractor to provide any assessment of compliance and attestation but also any other certifications required to delivered under Section 31.05.

(t)           Solely with respect to the Specified Mortgage Loans, Section 31.07(a)(ii) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

“(ii)    any breach by the Servicer under this Section 31, including particularly any failure by the Servicer, any Subservicer, any Subcontractor to deliver any information, report, certification, accountants’ letter or other material when and as required, under this Article II, including any failure by the Servicer to identify pursuant to Section 31.06(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB;”

(u)           Solely with respect to the Specified Mortgage Loans, the word “or” is struck at the end of Section 31.07(a)(ii) of the Servicing Agreement, the word “or” is added at the end of Section 31.07(a)(iii) of the Servicing Agreement, and the following is inserted to Section 31.07(a) of the Servicing Agreement:

“(iv)   negligence, bad faith or willful misconduct of the Servicer in connection with its performance under this Article II.

If the indemnification provided for herein is unavailable or insufficient to hold harmless a Reg AB Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by such Reg AB Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Reg AB Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Reg AB Indemnified Party on the one hand and the Servicer on the other.

This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.”

(v)           Solely with respect to the Specified Mortgage Loans, the following parenthetical is inserted directly before the proviso in the last sentence of the first paragraph of Section 31.07(b)(i) of the Servicing Agreement:

“(and if the Servicer is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to the Master Servicer for such Securitization Transaction)”

(w)           Solely with respect to the Specified Mortgage Loans, the following paragraph is hereby incorporated into the Servicing Agreement as new Section 32:

“Third Party Beneficiary.  For purposes of this Agreement, any master servicer appointed in connection with a Reconstitution by the Owner shall be considered a third party beneficiary to this Agreement (including but not limited to Sections 31.01, 31.03 and 31.04 hereof) with respect to the Specified Mortgage Loans entitled to all the rights and benefits accruing to any master servicer herein with respect to the Specified Mortgage Loans as if it were a direct party to this Agreement.”

(x)           Solely with respect to the Specified Mortgage Loans, Schedule I to the Servicing Agreement is hereby replaced in its entirety with the Amended and Restated Schedule I attached to this Assignment as Exhibit II.

(y)           Solely with respect to the Specified Mortgage Loans, Exhibit J to the Servicing Agreement is hereby replaced in its entirety with Exhibit IV attached hereto.

(z)           Solely with respect to the Specified Mortgage Loans, all assessments, reports and certifications required to be delivered by the Servicer this Assignment shall include the Master Servicer as an addressee, it being understood that the Servicer’s obligations to provide such items are limited to those explicitly required by the Servicing Agreement and this Assignment. The Master Servicer shall be entitled to rely upon all such assessments, reports and certifications.

(aa)         Solely with respect to the Specified Mortgage Loans, written notice provided in compliance with Sections 31.03(d), (e) or (f) of the Servicing Agreement shall be substantially in the form of Exhibit III to this Agreement.

6.	Notices

The Depositor’s address for purposes for all notices and correspondence related to the Mortgage Loans, this Assignment and the Servicing Agreement is :

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036
Attention:  Morgan Stanley Mortgage Loan Trust 2007-13

The Trustee’s address for purposes for all notices and correspondence related to the Mortgage Loans, this Assignment and the Servicing Agreement is :

LaSalle Bank National Association
135 South LaSalle Street, Suite 1511
Chicago, Illinois 60603
Attention: Global Securities and Trust Services MSM 2007-13

The Purchaser’s address for purposes for all notices and correspondence related to the Mortgage Loans, this Assignment and the Servicing Agreement is :

Morgan Stanley Mortgage Capital Holdings LLC
1221 Avenue of the Americas
New York, New York 10020
Attention: Morgan Stanley Mortgage Loan Trust 2007-13

With a copy to:

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
Attention: General Counsel’s Office

The Servicer’s address for purposes for all notices and correspondence related to the Mortgage Loans and this Assignment is :

GMAC Mortgage, LLC
100 Witmer Road
Horsham, Pennsylvania 92127
Attention:  Executive Vice President of National Loan Administration

7.	Certain Matters Regarding the Trustee

Each party hereto hereby agrees as follows:

Notwithstanding any term hereof to the contrary, the execution and delivery of this Assignment by Trustee is solely in its capacity as trustee for Morgan Stanley Mortgage Loan Trust 2007-13 and not individually, and any recourse against Trustee in respect of any obligations it may have under or pursuant to the terms of this Assignment (if any) shall be limited solely to the assets it may hold as trustee of Morgan Stanley Mortgage Loan Trust 2007-13.

8.	Continuing Effect

Except as contemplated by this Assignment, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

9.	Governing Law

This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

10.	Counterparts

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

11.	Definitions

Any capitalized term used but not defined in this Assignment has the same meaning as in the Servicing Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

Purchaser	Trust
Morgan Stanley Mortgage Capital Holdings LLC, successor by merger to Morgan Stanley Mortgage Capital Inc.	Morgan Stanley Mortgage Loan Trust 2007-13 By: LaSalle Bank National Association, as trustee
/s/Valerie Kay	/s/ Rita Lopez
By: Valerie Kay	By: Rita Lopez
Its: Vice President	Its: Vice President
Taxpayer Identification Number: _________________________

Servicer
GMAC Mortgage, LLC
/s/ Wesley B. Howland
By: Wesley B. Howland
Its: Vice President
Taxpayer Identification Number: _________________________

Acknowledged and Agreed:

Morgan Stanley Capital I Inc.	Wells Fargo Bank, National Association, as Master Servicer
/s/ Valerie Kay	/s/ Carla S. Walker
By: Valerie Kay	By: Carla S. Walker
Its: Vice President	Its: Vice President
Taxpayer Identification Number:______________________ __

Schedule I

Specified Mortgage Loan Schedule

[see Schedule A to the Pooling and Servicing Agreement
on file with the Servicer, the Master Servicer and the Depositor]

Exhibit IIA: Standard File Layout – Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.

PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)
MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY
FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)
FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)
BPO_DATE	The date the BPO was done.
CURRENT_FICO	The current FICO score
HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY

HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)
HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY
HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)
ACTION_CODE	Indicates loan status		Number
NOD_DATE			MM/DD/YYYY
NOI_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_START_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_ PLAN_END_DATE
ACTUAL_REO_START_DATE			MM/DD/YYYY
REO_SALES_PRICE			Number
REALIZED_LOSS/GAIN	As defined in the Servicing Agreement		Number

Exhibit IIB: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
•	ASUM-	Approved Assumption
•	BAP-	Borrower Assistance Program
•	CO-	Charge Off
•	DIL-	Deed-in-Lieu
•	FFA-	Formal Forbearance Agreement
•	MOD	Loan Modification
•	PRE-	Pre-Sale
•	SS-	Short Sale
•	MISC	Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
•	Mortgagor
•	Tenant
•	Unknown
•	Vacant

The Property Condition field should show the last reported condition of the property as follows:
•	Damaged
•	Excellent
•	Fair
•	Gone
•	Good
•	Poor
•	Special Hazard
•	Unknown

Exhibit IIB: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Exhibit IIB: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

Exhibit IIC: Standard File Layout – Master Servicing

Exhibit 1: Layout
Column Name	Description	Decimal	Format Comment	Max Size
Each file requires the following fields:
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 20 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

Exhibit 1: Continued	Standard Loan Level File Layout
Column Name	Description	Decimal	Format Comment	Max Size
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.		Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
Plus the following applicable fields:
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

Exhibit 1: Continued	Standard Loan Level File Layout
Column Name	Description	Decimal	Format Comment	Max Size
MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11
BREACH_FLAG	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties		Y=Breach N=NO Breach Let blank if N/A	1

Exhibit 2:  Monthly Summary Report by Single Investor
MONTHLY SUMMARY REPORT
For Month Ended: mm/dd/yyyy	Servicer Name: ____________________________
Prepared by: _______________________________	Investor Nbr: _____________________________

Section 1.  Remittance and Ending Balances – Required Data
Beginning Loan Count	Ending Loan Count	Total Monthly Remittance Amo.	Total Ending Unpaid Principal Balance	Total Monthly Principal Balance
0	0	$0.00	$0.00	$0.00

Principal Calculation
1.	Monthly Principal Due	+ $0.00
2.	Current Curtailments	+ $0.00
3.	Liquidations	+ $0.00
4.	Other (attach explanation)	+ $0.00
5.	Principal Due	$0.00
6.	Interest (reported “gross”)	+ $0.00
7.	Interest Adjustments on Curtailments	+ $0.00
8.	Servicing Fees	− $0.00
9.	Other Interest (attach explanation)	+ $0.00
10.	Interest Due (need to subtract ser fee)	$0.00
Remittance Calculation
11.	Total Principal and Interest Due (lines 5+10)	+ $0.00
12.	Reimbursement of Non-Recoverable Advances	− $0.00
13.	Total Realized Gains	+ $0.00
14.	Total Realized Losses	− $0.00
15.	Total Prepayment Penalties	+ $0.00
16.	Total Non-Supported Compensating Interest	− $0.00
17.	Other (attach explanation)	$0.00
18.	Net Funds Due on or before Remittance Date	$ $0.00

Section 2. Delinquency Report – Optional Data for Loan Accounting
Installments Delinquent
Total No. of Loans	Total No. of Delinquencies	30- Days	60- Days	90 or more Days	In Foreclosure (Optional)	Real Estate Owned (Optional)	Total Dollar Amount of Delinquencies
0	0	0	0	0	0	0	$0.00

Section 3. REG AB Summary Reporting – REPORT ALL APPLICABLE FIELDS
REG AB FIELDS	Loan Count	Balance
Prepayment Penalty Amt	0	$0.00
Prepayment Penalty Amt Waived	0	$0.00
Delinquency P&I Amount	0	$0.00

Exhibit IID : Calculation of Realized Loss/Gain Form 332– Instruction Sheet
NOTE:  Do not net or combine items.  Show all expenses individually and all credits as separate line items.  Claim packages are due on the remittance report date.  Late submissions may result in claims not being passed until the following month.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.
The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.
The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.
Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.	Complete as applicable. Required documentation:
*  For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty.  Advances prior to default require evidence of servicer efforts to recover advances.
 *  For escrow advances - complete payment history
    (to calculate advances from last positive escrow balance forward)
*  Other expenses -  copies of corporate advance history showing all payments
*  REO repairs> $1500 require explanation
*  REO repairs>$3000 require evidence of at least 2 bids.
*  Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate
*  Unusual or extraordinary items may require further documentation.
13.	The total of lines 1 through 12.
Credits:

14-21.	Complete as applicable. Required documentation:
* Copy of the HUD 1 from the REO sale.  If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney
   Letter of Proceeds Breakdown.
*  Copy of EOB for any MI or gov't guarantee
*  All other credits need to be clearly defined on the 332 form

22.	The total of lines 14 through 21.

Please Note:	For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.	The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit IIE: Calculation of Realized Loss/Gain Form 332

Prepared by:  __________________                                                                                                Date:  _______________
Phone:  ______________________   Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________
Property Address: _________________________________________________________

Liquidation Type:  REO Sale                                                                 3rd Party Sale                                Short Sale                      Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown                                                                             Yes           No
If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)	Actual Unpaid Principal Balance of Mortgage Loan	$ ______________	(1)
(2)	Interest accrued at Net Rate	________________	(2)
(3)	Accrued Servicing Fees	________________	(3)
(4)	Attorney's Fees	________________	(4)
(5)	Taxes (see page 2)	________________	(5)
(6)	Property Maintenance	________________
	(6)
(7)	MI/Hazard Insurance Premiums (see page 2)	________________	(7)
(8)	Utility Expenses	________________	(8)
(9)	Appraisal/BPO	________________	(9)
(10)	Property Inspections	________________
	(10)
(11)	FC Costs/Other Legal Expenses	________________	(11)
(12)	Other (itemize)	________________	(12)
	Cash for Keys__________________________	________________	(12)
	HOA/Condo Fees_______________________	________________	(12)
	______________________________________	________________	(12)

	Total Expenses	$ _______________	(13)
Credits:
(14)	Escrow Balance	$ _______________	(14)
(15)	HIP Refund	________________
	(15)
(16)	Rental Receipts	________________	(16)
(17)	Hazard Loss Proceeds	________________
	(17)
(18)	Primary Mortgage Insurance / Gov’t Insurance	________________
	(18a) HUD Part A
		________________	(18b)
HUD Part B
(19)	Pool Insurance Proceeds	________________
	(19)
(20)	Proceeds from Sale of Acquired Property	________________
	(20)
(21)	Other (itemize)	________________	(21)
	_________________________________________	________________	(21)

	Total Credits	$_______________	(22)
Total Realized Loss (or Amount of Gain)		$_______________	(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

EXHIBIT III

Additional Disclosure Notification

Wells Fargo Bank, N.A. as [Securities Administrator and Master Servicer]
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services – MSM 2007-13 - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

In accordance with Section [31.03(d)][31.03(e)][31.03(f)] of the Sale and Servicing Agreement, dated as of [date], as amended by the Assignment, Assumption and Recognition Agreement dated as of September 1, 2007 among Morgan Stanley Capital I Inc., as Depositor, GMAC Mortgage, LLC, Wells Fargo Bank, National Association, as Master Servicer, and LaSalle Bank National Association as Trustee.  The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:

List of Any Attachments hereto to be included in the Additional Form [ ] Disclosure:

Any inquiries related to this notification should be directed to [   ], phone number:  [   ]; email address:  [   ].

[NAME OF PARTY] as [role] By: __________________ Name: Title:

EXHIBIT IV

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”;

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(i)
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.  For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1 (b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X
Investor Remittances and Reporting

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.   Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
1122(d)(4)(iv)
Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X
1122( d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
1122( d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts):  (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
X
1122( d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.